Exhibit 21.1

Subsidiaries of Rightside Group, Ltd.

Subsidiaries	Jurisdiction

Acquire This Name, Inc.	Nevada
Afterdark Domains, Incorporated	Nevada
Arab Internet Names, Incorporated	Nevada
Asiadomains, Incorporated	Nevada
Big House Services, Inc.	Nevada
Blisternet, Incorporated	Nevada
Dagnabit, Incorporated	Nevada
DMIH Limited	Ireland
Domain Rouge, Inc.	Nevada
Domainnovations, Incorporated	Nevada
DomainSite, Inc.	Nevada
Dropoutlet, Incorporated	Nevada
eNom Canada Corp.	Nova Scotia
eNom Corporate, Inc.	Nevada
eNom GMP Services, Inc.	Nevada
eNom World, Inc.	Nevada
eNom, Incorporated	Nevada
eNom1, Inc.	Nevada
eNom1008, Inc.	Nevada
eNom1009, Inc.	Nevada
eNom1010, Inc.	Nevada
eNom1012, Inc.	Nevada
eNom1013, Inc.	Nevada
eNom1014, Inc.	Nevada
eNom1033, Inc.	Nevada
eNom1034, Inc.	Nevada
eNom1035, Inc.	Nevada
eNom1036, Inc.	Nevada
eNom1037, Inc.	Nevada
eNom1038, Inc.	Nevada
eNom1039, Inc.	Nevada
eNom1040, Inc.	Nevada
eNom2, Inc.	Nevada
eNom3, Inc.	Nevada
eNom371, Incorporated	Nevada
eNom373, Incorporated	Nevada
eNom375, Incorporated	Nevada
eNom377, Incorporated	Nevada
eNom379, Incorporated	Nevada
eNom381, Incorporated	Nevada
eNom383, Incorporated	Nevada

eNom385, Incorporated	Nevada
eNom387, Incorporated	Nevada
eNom389, Incorporated	Nevada
eNom391, Incorporated	Nevada
eNom393, Incorporated	Nevada
eNom395, Incorporated	Nevada
eNom397, Incorporated	Nevada
eNom399, Incorporated	Nevada
eNom4, Inc.	Nevada
eNom403, Incorporated	Nevada
eNom405, Incorporated	Nevada
eNom407, Incorporated	Nevada
eNom409, Incorporated	Nevada
eNom411, Incorporated	Nevada
eNom413, Incorporated	Nevada
eNom415, Incorporated	Nevada
eNom417, Incorporated	Nevada
eNom419, Incorporated	Nevada
eNom421, Incorporated	Nevada
eNom423, Incorporated	Nevada
eNom425, Incorporated	Nevada
eNom427, Incorporated	Nevada
eNom429, Incorporated	Nevada
eNom431, Incorporated	Nevada
eNom433, Incorporated	Nevada
eNom435, Incorporated	Nevada
eNom437, Incorporated	Nevada
eNom439, Incorporated	Nevada
eNom441, Incorporated	Nevada
eNom443, Incorporated	Nevada
eNom445, Incorporated	Nevada
eNom447, Incorporated	Nevada
eNom449, Incorporated	Nevada
eNom451, Incorporated	Nevada
eNom453, Incorporated	Nevada
eNom455, Incorporated	Nevada
eNom457, Incorporated	Nevada
eNom459, Incorporated	Nevada
eNom461, Incorporated	Nevada
eNom463, Incorporated	Nevada
eNom465, Incorporated	Nevada
eNom467, Incorporated	Nevada
eNom469, Incorporated	Nevada
eNom5, Inc.	Nevada
eNom623, Inc.	Nevada
eNom625, Inc.	Nevada
eNom635, Inc.	Nevada
eNom646, Inc.	Nevada

eNom647, Inc.	Nevada
eNom650, Inc.	Nevada
eNom652, Inc.	Nevada
eNom654, Inc.	Nevada
eNom655, Inc.	Nevada
eNom656, Inc.	Nevada
eNom659, Inc.	Nevada
eNom661, Inc.	Nevada
eNom662, Inc.	Nevada
eNom663, Inc.	Nevada
eNom666, Inc.	Nevada
eNom672, Inc.	Nevada
eNoma1, Inc.	Nevada
eNomAte, Inc.	Nevada
eNomAU, Inc.	Nevada
eNombre Corporation	Nevada
eNomEU, Inc.	Nevada
eNomfor, Inc.	Nevada
eNomMX, Inc.	Nevada
eNomnz, Inc.	Nevada
eNomsky, Inc.	Nevada
eNomTen, Inc.	Nevada
eNomToo, Inc.	Nevada
eNomV, Inc.	Nevada
eNomX, Inc.	Nevada
Entertainment Names, Incorporated	Nevada
Extra Threads Corporation	Nevada
FeNomINAL, Inc.	Nevada
Fushi Tarazu, Incorporated	Nevada
Gunga Galunga Corporation	Nevada
Hot Media, Inc.	Delaware
Indirection Identity Corporation	Nevada
Internet Internal Affairs Corporation	Nevada
Kingdomains, Incorporated	Nevada
Mark Barker, Incorporated	Nevada
Mobile Name Services Incorporated	Nevada
Name Nelly Corporation	Nevada
Name Thread Corporation	Nevada
NameJet, LLC	Delaware
Name.com, Inc.	Nevada
Name.net, Inc.	Nevada
Name104, Inc.	Nevada
Name105, Inc.	Nevada
Name106, Inc.	Nevada
Name107, Inc.	Nevada
Name108, Inc.	Nevada
Name109, Inc.	Nevada
Name110, Inc.	Nevada

Name111, Inc.	Nevada
Name112, Inc.	Nevada
Name113, Inc.	Nevada
Name114, Inc.	Nevada
Name115, Inc.	Nevada
Name116, Inc.	Nevada
Name117, Inc.	Nevada
Name118, Inc.	Nevada
Name119, Inc.	Nevada
Name120, Inc.	Nevada
Nerd Names Corporation	Nevada
Nom Infinitum, Incorporated	Nevada
One Putt, Inc.	Nevada
Postal Domains, Incorporated	Nevada
Private Domains, Incorporated	Nevada
Retail Domains, Inc.	Nevada
Rightside Australia Pty Ltd	Queensland
Rightside Canada, Inc.	Canada
Rightside Domains Europe Limited	Ireland
Rightside Operating Co.	Delaware
SBSNames, Incorporated	Nevada
Searchnresq, Inc.	Nevada
Secure Business Services, Inc.	Nevada
SicherRegister, Incorporated	Nevada
Sipence, Incorporated	Nevada
Small Business Names and Certs, Incorporated	Nevada
SssassS, Incorporated	Nevada
Traffic Names, Incorporated	Nevada
Travel Domains, Incorporated	Nevada
United TLD Holdco Ltd.	Cayman Islands
Vedacore.com, Inc.	Nevada
Whiteglove Domains, Incorporated	Nevada
Whois Privacy Protection Services, Inc.	Nevada